Exhibit 99.2

Everus Construction Group Completes Spinoff From MDU Resources

Bismarck, N.D. — Nov. 1, 2024 — Everus Construction Group (NYSE: ECG) today announced the successful completion of its spinoff from MDU Resources Group, Inc. (NYSE: MDU). As a result of the spinoff, Everus will begin “regular way” trading on the New York Stock Exchange as its board of directors and leadership team celebrate becoming an independent, publicly traded company by ringing the Opening Bell.®

“Today marks an exciting milestone in Everus’ history, which would not have been possible without the hard work and dedication of our highly skilled team members across the country,” said Jeffrey S. Thiede, president and CEO of Everus. “We remain focused on our mission of safely Building America’s Future as one of the largest specialty construction services providers in the U.S. and are well-positioned to benefit from several powerful market drivers and industry megatrends, including data center growth, grid modernization and high-tech reshoring. Our proven leadership team is committed to executing on our 4EVER strategy, and we are ready to implement our disciplined capital allocation initiatives as a stand-alone company to drive sustained, profitable growth and long-term value for our shareholders.”

As previously announced, Everus’ separation occurred through a pro rata distribution of 100% of Everus’ outstanding shares of common stock to MDU Resources stockholders. On Oct. 31, MDU Resources’ stockholders retained their shares of MDU common stock while receiving one share of ECG common stock for every four shares of MDU stock held on the record date of Oct. 21. Additional details about the stock distribution and Everus’ business and management can be found in the final information statement filed as Exhibit 99.1 to an 8-K dated Oct. 18, which can be found at investors.everus.com.

Forward-Looking Statements
Information in this release includes certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release, including statements about future performance and statements made by the CEO, are expressed in good faith and are believed by the company to have a reasonable basis. Nonetheless, actual results may differ materially from the projected results expressed in the forward-looking statements because of a variety of risks and uncertainties. For a discussion of important factors that could cause actual results to differ materially, refer to Everus’ Form 10 Registration Statement filed with the SEC. All forward-looking statements in this release are expressly qualified by these cautionary statements and by reference to the underlying factors. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Everus does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, and changes in future operating results over time or otherwise.

About Everus Construction Group
Everus Construction Group, Inc. is Building America's Future™ by providing a full spectrum of construction services through its electrical and mechanical, and transmission and distribution specialty contracting services across the United States. These specialty contracting services are provided to utility, transportation, commercial, industrial, institutional, renewable and other customers. Its E&M contracting services include construction and maintenance of electrical and communication wiring and infrastructure, fire suppression systems, and mechanical piping and services. Its T&D contracting services include construction and maintenance of overhead and underground electrical, gas and communication infrastructure, as well as manufacturing and distribution of transmission line construction equipment and tools. For more information about Everus, visit everus.com. or email investors@everus.com.

Media Contact: Laura Lueder, Everus director of communications, 701-221-6444
Investor Contact: Paul Bartolai, Vallum Advisors, 773-489-5692